EXHIBIT 10.1

EXECUTION COPY

SECOND AMENDMENT
SECOND AMENDMENT, dated as of March 21, 2014 (this “Amendment”), to the CREDIT AND GUARANTY AGREEMENT, dated as of March 28, 2012 (as amended by the First Amendment, dated as of March 12, 2013 and as further amended, restated, supplemented or otherwise modified from time to time heretofore, the “Existing Credit Agreement”, and as amended by this Amendment, the “Amended Credit Agreement”) by and among COVANTA ENERGY CORPORATION, a Delaware corporation (the “Company”), COVANTA HOLDING CORPORATION, a Delaware corporation (“Holding”), certain Subsidiaries of Company, as guarantors, the Lenders party thereto from time to time, BANK OF AMERICA, N.A., as Administrative Agent, Collateral Agent and Issuing Bank (the “Administrative Agent”), MORGAN STANLEY SENIOR FUNDING, INC., as Syndication Agent and BARCLAYS BANK PLC, CRÉDIT AGRICOLE CORPORATE AND INVESTMENT BANK and JPMORGAN CHASE BANK, N.A., as Co-Documentation Agents.

W I T N E S S E T H :
WHEREAS, the Company and Holding have requested that the Existing Credit Agreement be amended in the manner provided for herein;
WHEREAS, (a) existing Revolving Lenders which consent to this Amendment (the “Consenting Revolving Lenders”) shall have the termination date of their Revolving Commitment and Revolving Loans extended to March 21, 2019 in accordance with this Amendment; (b) existing Term Lenders which consent to this Amendment (the “Consenting Term Lenders”, and together with the Consenting Revolving Lenders, the “Consenting Lenders”) shall have the pricing of their Term Loans adjusted on the 2014 Repricing and Extension Date (as defined below) in accordance with this Amendment; (c) existing Lenders which do not consent to this Amendment (the “Non-Consenting Lenders”) shall have their Loans and Revolving Commitments, if any, assigned to certain Persons (the “New Lenders”) on the 2014 Repricing and Extension Date in accordance with Section 2.23 of the Amended Credit Agreement and such New Lenders shall become Lenders under the Amended Credit Agreement and hold a portion of the Loans and Revolving Commitments, if any, and (d) the consent of the Requisite Lenders is required pursuant to Section 2.23 of the Existing Credit Agreement to effectuate the assignment contemplated by the preceding clause (c);
WHEREAS, the Company and Holding have requested an increase to the aggregate amount of the Revolving Commitments from $900,000,000 to $1,000,000,000 (the “Revolver Upsize”);
WHEREAS, in connection with the Revolver Upsize, each of the lender entities signatory hereto as an additional revolving lender (collectively, the “Additional Revolving Lenders”) desires to become a party to the Credit Agreement; and

WHEREAS, the Company and Holding have requested the appointment of JPMorgan Chase Bank, N.A. as Syndication Agent and Crédit Agricole as Documentation Agent.
NOW, THEREFORE, the parties hereto hereby agree as follows:

SECTION 1.     Defined Terms. Unless otherwise defined herein, terms defined in the Amended Credit Agreement and used herein shall have the meanings given to them in the Amended Credit Agreement.

SECTION 2.     Amendments.

(a)Section 1.1 of the Existing Credit Agreement is hereby amended by adding the following definitions in proper alphabetical order:

“2014 Repricing and Extension Date” as defined in the Amendment Agreement No. 2.

“Amendment Agreement No. 2” means that certain Amendment to this Agreement, dated as of March 21, 2014, by and among Holdings, the Company, each Guarantor Subsidiary, the Administrative Agent and the other parties thereto.
“Commodity Exchange Act” means the Commodity Exchange Act (7 U.S.C. § 1 et seq.), as amended from time to time, and any successor statute.
“Documentation Agent” means Crédit Agricole.
“Excluded Swap Obligations” means, with respect to any Guarantor, any Swap Obligation if, and to the extent that, and only for so long as, all or a portion of the Guaranty of such Guarantor of, or the grant by such Guarantor of a security interest to secure, as applicable, such Swap Obligation (or any Guaranty thereof) is or becomes illegal under the Commodity Exchange Act or any rule, regulation or order of the Commodity Futures Trading Commission (or the application or official interpretation of any thereof) by virtue of such Guarantor’s failure for any reason to constitute an “eligible contract participant” as defined in the Commodity Exchange Act (determined after giving effect to any “keepwell, support or other agreement” for the benefit of such Guarantor and any and all guarantees of such Guarantor’s Swap Obligations by other Credit Parties) at the time the Guaranty of such Guarantor, or a grant by such Guarantor of a security interest, becomes or would become effective with respect to such Swap Obligation. If a Swap Obligation arises under a master agreement governing more than one swap, such exclusion shall apply only to the portion of such Swap Obligation that is attributable to swaps for which such Guaranty or security interest is or becomes excluded in accordance with the first sentence of this definition.
“Swap Obligations” means with respect to any Guarantor any obligation to pay or perform under any agreement, contract or transaction that constitutes a “swap” within the meaning of Section 1a(47) of the Commodity Exchange Act.
(b)    Section 1.1 of the Existing Credit Agreement is hereby amended by deleting the definition of “Co-Documentation Agents” in its entirety.
(c)    Section 1.1 of the Existing Credit Agreement is hereby amended by deleting the words “Co-Documentation Agents” in the definition of “Agent” and replacing them with “Documentation Agent”.
(d)    Section 1.1 of the Existing Credit Agreement is hereby amended by deleting clause (ii) of the definition of “Applicable Margin” contained therein in its entirety and replacing it with the following:
(ii) with respect to the Term Loans 2.50% per annum for Eurodollar Rate Loans and 1.50% per annum for Base Rate Loans.
(e)    Section 1.1 of the Existing Credit Agreement is hereby amended by deleting the following definitions contained therein in their entirety and replacing them with the following:

“Commodities Agreement” means any agreement (including each confirmation entered into pursuant to any master agreement) providing for swaps, caps, collars, puts, calls, floors, futures (including, without limitation, exchange traded futures), options, spots, forwards, power purchase, tolling or sale agreements, fuel purchase or sale agreements, emissions credit purchase or sales agreements, power transmission agreements, fuel transportation agreements, fuel storage agreements, netting agreements, or commercial or trading agreements, each with respect to, or involving the purchase, transmission, distribution, sale, lease or hedge of, any commodities, including but not limited to any energy, generation capacity or fuel, plastics, metals or any other energy related commodity, service or risk, price or price indices for any such commodities, services or risks or any other similar derivative agreements, any renewable energy credits, carbon emission credits and any other “cap and trade” related credits, assets or attributes with an economic value and any other similar agreements, to which Company or any of its Subsidiaries is a party.
“Eurodollar Rate” means, with respect to an Interest Period for a Eurodollar Rate Loan, the rate per annum equal to the London Interbank Offered Rate (“LIBOR”) or a comparable or successor rate, which rate is approved by the Administrative Agent, as published on the applicable Reuters screen page (or such other commercially available source providing such quotations then generally used by the Administrative Agent for such purpose), determined as of approximately 11:00 a.m. (London, England time) on such Interest Rate Determination Date, for deposits in Dollars (or, in respect of Loans or Letters of Credit denominated in an Alternative Currency, such Alternative Currency) for delivery on the first day of such Interest Period with a term equivalent to such Interest Period; provided that solely in the case of Term Loans, the Eurodollar Rate shall be no less than 0.75% per annum at any time; provided further, that to the extent a comparable or successor rate is approved by the Administrative Agent in connection herewith, the approved rate shall be applied in a manner consistent with market practice; provided further, that to the extent such market practice is not administratively feasible for the Administrative Agent, such approved rate shall be applied in a manner as otherwise reasonably determined by the Administrative Agent.
“Repricing Transaction” means, other than in the context of a transaction involving a Change of Control, (A) the repayment, prepayment, refinancing, substitution or replacement of all or a portion of the Term Loans (other than the Additional Term Loans) with the incurrence by Company or any Restricted Subsidiary of any senior secured bank debt financing the primary purpose of which is to decrease the effective interest cost or weighted average yield applicable to such Term Loans (with the comparative determinations to be made by Company in good faith consistent with generally accepted financial practices, after giving effect to, among other factors, margin, interest rate floors, upfront or similar fees or original issue discount shared with all providers of such financing, but excluding the effect of any arrangement, structuring, syndication or other fees payable in connection therewith that are not shared with all providers of such financing, and without taking into account any fluctuations in the Eurodollar Rate) and (B) any amendment, waiver, consent or modification to this Agreement relating to the interest rate for, or weighted average yield of, the Term Loans (other than the Additional Term Loans) the primary purpose of which is to decrease the effective interest cost or weighted average yield applicable to such Term Loans.
“Syndication Agent” means JPMCB.
(f)    Section 1.1 of the Existing Credit Agreement is hereby amended by deleting all of the words following “including” in the definition of “Hedge Agreements” and replacing them with “any Commodities Agreements”.
(g)    Section 1.1 of the Existing Credit Agreement is hereby amended by deleting the words “(and Hedge Agreements that protect against fluctuations in electricity rates)” in clause (x) of the definition of “Indebtedness” and replacing them with “and Commodities Agreements”.
(h)    Section 1.1 of the Existing Credit Agreement is hereby amended by deleting “and (iv) Commodities Agreements not constituting Hedge Agreements” in the definition of “Investment” and inserting “and” immediately before clause (iii).
(i)    Section 1.1 of the Existing Credit Agreement is hereby amended by adding the following proviso at the end of the definition of “Obligations” contained therein:
; provided that the Obligations shall exclude any Excluded Swap Obligations.

(j)    Section 1.1 of the Existing Credit Agreement is hereby amended by deleting the words “The aggregate amount of the Revolving Commitments as of the Closing Date is $900,000,000” in the definition of “Revolving Commitment” and replacing them with “The aggregate amount of the Revolving Commitments as of the 2014 Repricing and Extension Date is $1,000,000,000.”
(k)    Section 1.1 of the Existing Credit Agreement is hereby amended by deleting the words “the fifth anniversary of the Closing Date” in clause (i) of the definition of “Revolving Commitment Termination Date” and replacing it with the words “March 21, 2019”.
(l)    Section 1.1 of the Existing Credit Agreement is hereby amended by deleting the definition of “Non-Pledged Collateral” in its entirety;
(m)    Section 2.3(b)(ii) of the Existing Credit Agreement is hereby amended by replacing the reference to “12:00 p.m.” therein with “3:00 p.m.”
(n)    Section 2.11(f) of the Existing Credit Agreement is hereby amended by deleting the words “2013 Repricing Date” in the proviso at the end of the second sentence and replacing it with “2014 Repricing and Extension Date”.
(o)    Section 6.1(t) of the Existing Credit Agreement is hereby amended by deleting all of the words following “and with respect to” and replacing them with “Commodities Agreements”.
(p)    Section 6.2 of the Existing Credit Agreement is hereby amended by adding the following clauses at the end thereof:
(bb) Liens on Cash or Cash Equivalents to the extent used to secure Hedge Agreements permitted under Section 6.1(t) in an amount not to exceed $100,000,000 in the aggregate; and
(cc) Liens (i) in favor of the Company or the Guarantors and (ii) granted by any Restricted Subsidiary in favor of any other Restricted Subsidiary, in the case of each of clauses (i) and (ii), securing intercompany Indebtedness and intercompany hedging arrangements permitted under Section 6.1; provided, that any such Lien on any Collateral shall be junior in priority to the Liens on the Collateral securing the Obligations.
and is further amended by deleting “and” at the end of clause (z) and replacing “.” at the end of clause (aa) with “;”.
(q)    Section 6.2(aa) of the Existing Credit Agreement is hereby amended by deleting the word “Non-Pledged”.
(r)    Section 6.6(h) of the Existing Credit Agreement is hereby amended by replacing the words thereof in their entirety with “[Reserved]”.
(s)    Section 9.1 of the Existing Credit Agreement is hereby amended by deleting it in its entirety and replacing it with the following:
9.1    Appointment of Agents. JPMCB is hereby appointed as Syndication Agent, and each Lender and Issuing Bank hereby authorizes the Syndication Agent to act as its agents in accordance with the terms hereof and the other Credit Documents. Crédit Agricole is hereby appointed as Documentation Agent, and each Lender and Issuing Bank hereby authorizes the Documentation Agent to act as its agent in accordance with the terms hereof and the other Credit Documents. Each of the Lenders and the Issuing Bank and, by their acceptance of the benefits hereof and the other Credit Documents, the other Secured Parties, hereby irrevocably appoints Bank of America to act on its behalf as Administrative Agent and Collateral Agent hereunder and under the other Credit Documents and authorizes Administrative Agent and Collateral Agent, as applicable, to take such actions on its behalf and to exercise such powers as are delegated to Administrative Agent and Collateral Agent, as applicable by the terms hereof or thereof, together with such actions and powers as are reasonably incidental thereto. The provisions of this Section 9 are solely for the benefit of Administrative Agent, Collateral Agent, the Lenders and the Issuing Banks, and neither Company nor any other Credit Party shall have rights as a third party beneficiary of any of such provisions. It is understood and agreed that the use of the term “agent” herein or in any other Credit Documents (or any other similar term) with reference to

Administrative Agent or Collateral Agent, as applicable, is not intended to connote any fiduciary or other implied (or express) obligations arising under agency doctrine of any applicable law. Instead such term is used as a matter of market custom, and is intended to create or reflect only an administrative relationship between contracting parties. The Syndication Agents and the Documentation Agents, without consent of or notice to any party hereto, may assign any and all of its rights or obligations hereunder to any of its Affiliates. As of the 2014 Repricing and Extension Date, JPMCB, in its capacity as Syndication Agent and Crédit Agricole, in its capacities as Documentation Agent, shall not have any obligations but shall be entitled to all benefits of this Section 9.
(t)    Section 9.8 of the Existing Credit Agreement is hereby amended by deleting the words “Co-Documentation Agents” and replacing with the following: “Documentation Agent”.
(u)    Appendix A-2 of the Existing Credit Agreement shall be deleted in its entirety and replaced with the new Appendix A-2 annexed hereto.
SECTION 3.     Conditions to Effectiveness. This Amendment (other than the amendments to be effectuated pursuant to Section 2 of this Amendment) shall become effective on the date that each of the following conditions shall have been satisfied (or waived by the Requisite Lenders):
(a)the Administrative Agent shall have received this Amendment, executed and delivered by a duly authorized officer of (i) Holding, the Company and each of its Guarantor Subsidiaries, as applicable and (ii) the Requisite Lenders and all Consenting Lenders and acknowledged by the Administrative Agent; and
(b)the Administrative Agent shall have received the Acknowledgement and Confirmation, substantially in the form of Exhibit A hereto, executed and delivered by an authorized officer of Holding, the Company and each of its Guarantor Subsidiaries, as applicable.
SECTION 4.     Conditions to Effectiveness of Section 2. Section 2 of this Amendment shall become effective on the date (the “2014 Repricing and Extension Date”) occurring on or after March 21, 2014 that each of the following conditions shall have been satisfied (or waived by the Requisite Lenders):
(a)    each New Lender and Additional Revolving Lender has become a party to the Credit Agreement and this Amendment;
(b)    the Administrative Agent shall have received from (i) Milbank, Tweed, Hadley & McCloy LLP, as counsel for the Credit Parties and (ii) Timothy Simpson, as general counsel to the Company opinions addressed to the Administrative Agent, the Collateral Agent and the Lenders and dated as of the 2014 Repricing and Extension Date, which opinions shall be in form and substance reasonably satisfactory to the Administrative Agent;
(c)the Administrative Agent shall have received from the Company payment of all fees and expenses required to be paid to the Administrative Agent and all fees required to be paid to the Administrative Agent for the benefit of the Lenders on or before the 2014 Repricing and Extension Date; and
(d)immediately before and after giving effect to Section 2 of this Amendment, each of the representations and warranties made by the Credit Parties and set forth in each Credit Document shall be true and correct in all material respects with the same effect as if made on the 2014 Repricing and Extension Date (unless stated to relate solely to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects as of such earlier date), in each case other than representations and warranties which are subject to a materiality qualifier, in which case such representations and warranties shall be (or shall have been) true and correct; and
(e)no Default or Event of Default shall have occurred and be continuing, or would result from the effectiveness of this Amendment on the 2014 Repricing and Extension Date.
SECTION 5.    New Lenders; Additional Revolving Lenders; Reallocation of Revolving Loans. (a) Each New Lender, the Administrative Agent and each Credit Party acknowledges and agrees that on the 2014 Repricing and Extension Date, upon the execution and delivery of an Assignment Agreement by each New Lender, it (i) shall become a “Lender” under, and for all purposes of, the Amended Credit Agreement and the other Credit Documents with Loans in the amounts as set forth on such Assignment Agreement, (ii) shall be subject to and bound by the terms thereof and (iii) shall perform all the obligations of and shall have all rights of a Lender thereunder. Each Non-Consenting Lender which does not execute such Assignment Agreement shall be deemed to have executed and delivered such Assignment Agreement in accordance with Section 2.23 of the Amended Credit Agreement.
(b)     Upon execution and delivery of this Amendment by each Additional Revolving Lender, it (i) shall become a “Lender” under, and for all purposes of , the Amended Credit Agreement and the other Credit Documents with a Revolving Commitment in the amounts as set forth on Appendix A-2 hereto, (ii) shall be subject to and bound by the terms thereof and (iii) shall perform all the obligations of and shall have all rights of a Lender thereunder.
(c)    Each of the Additional Revolving Lenders (a) represents and warrants that it is legally authorized to enter into this Amendment; (b) confirms that it has received a copy of the Credit Agreement, together with copies of the financial statements referred to in Section 5.1 thereof and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Amendment; (c) agrees that it has made and will, independently and without reliance upon any Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement or any instrument or document furnished pursuant hereto or thereto; (d) appoints and authorizes the Agents to take such action as agent on its behalf and to exercise such powers and discretion under the Credit Agreement, the other Credit Documents or any other instrument or document furnished pursuant hereto or thereto as are delegated to the Agents by the terms thereof, together with such powers as are incidental thereto; and (e) agrees that it will be bound by the provisions of the Credit Agreement and will perform in accordance with its terms all the obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender including, if it is organized under the laws of a jurisdiction outside the United States, its obligation pursuant to Section 2.20(c) of the Credit Agreement.

(d)    Each Revolving Lender (including each Additional Revolving Lender) party hereto hereby agrees that the new Appendix A-2 annexed hereto accurately reflects the Revolving Commitments as of the 2014 Repricing and Extension Date (after giving effect to the Revolver Upsize).
(e)    On the 2014 Repricing and Extension Date (after giving effect to the Revolver Upsize), the interests of each Revolving Lender in the Revolving Loans will be reallocated, without premium or penalty, in accordance with Section 2.24(c) of the Credit Agreement in order that the Revolving Loans will be held by all Revolving Lenders (including the Additional Revolving Lenders) ratably in accordance with their Revolving Commitments as shown in the new Appendix A-2 annexed hereto.
SECTION 6.     No Other Amendment or Waivers; Confirmation. Except as expressly provided hereby, all of the terms and provisions of the Existing Credit Agreement and the other Credit Documents are and shall remain in full force and effect. The amendments contained herein shall not be construed as an amendment of any other provision of the Existing Credit Agreement or the other Credit Documents or for any purpose except as expressly set forth herein or a consent to any further or future action on the part of any Credit Party that would require the waiver or consent of the Administrative Agent or the Lenders. Each Credit Party reaffirms its obligations under the Credit Documents to which it is a party and the validity of the Liens granted by it pursuant to the Collateral Documents. This Amendment shall constitute a Credit Document for purposes of the Amended Credit Agreement and from and after the 2014 Repricing and Extension Date, all references to the Credit Agreement in any Credit Document and all references to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement in the Amended Credit Agreement shall, unless expressly provided otherwise, refer to the Amended Credit Agreement.
SECTION 7.     APPLICABLE LAW; WAIVER OF JURY TRIAL. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. EACH PARTY HERETO HEREBY AGREES AS SET FORTH IN SECTION 10.17 OF THE EXISTING CREDIT AGREEMENT AS IF SUCH SECTION WERE SET FORTH IN FULL HEREIN.
SECTION 8.    Miscellaneous. (a) This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this

Amendment by telecopy or other electronic imaging means shall be effective as delivery of a manually executed counterpart of this Agreement.
(b)    The provisions of this Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby (including permitted assignees of its Loans in whole or in part prior to effectiveness hereof).
SECTION 9.     Headings. Section headings herein are included herein for convenience of reference only and shall not constitute a part hereof for any other purpose or be given any substantive effect.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

COVANTA ENERGY CORPORATION, A DELAWARE CORPORATION, AND EACH OF ITS SUBSIDIARIES LISTED ON ANNEX A HERETO
By:_/s/ Bradford J. Helgeson__________
Name: Bradford J. Helgeson
Title: Executive Vice President & Chief Financial Officer

COVANTA HOLDING CORPORATION, A DELAWARE CORPORATION

By:_/s/ Bradford J. Helgeson__________
Name: Bradford J. Helgeson
Title: Executive Vice President & Chief Financial Officer

Covanta - Second Amendment

BANK OF AMERICA, N.A., as Administrative Agent, Collateral Agent, Swing Line Lender and Issuing Bank
By:_/s/ Maria F. Maia _________________
Name: Maria F. Maia
Title: Managing Director

Covanta - Second Amendment

All other executed lender consents are on file

with Simpson Thacher & Bartlett LLP.

Covanta - Second Amendment

ANNEX A

1.	Camden County Energy Recovery Associates, L.P., a New Jersey limited partnership By its General Partner Covanta Camden GP, LLC
2.	Covanta 4Recovery I, LLC (f/k/a Covanta 4Recovery LLC), a Delaware limited liability company By its Sole Member Covanta ARC LLC
3.	Covanta 4Recovery II, LLC (f/k/a TransRiver II, LLC), a Delaware limited liability company By its Sole Member Covanta 4Recovery I, LLC
4.
Covanta 4Recovery, L.P. (f/k/a TransRiver Marketing Company, L.P.), a Delaware limited partnership
By its General Partner and Managing Partner Covanta 4Recovery I, LLC
By its Limited Partners Covanta 4Recovery I, LLC and Covanta 4Recovery II, LLC

5.
Covanta 4Recovery Philadelphia LLC, a Delaware limited liability company
By its Sole Member and Manager Covanta 4Recovery, L.P. by its General Partner Covanta 4Recovery I, LLC and by its Limited Partners Covanta 4Recovery I, LLC and Covanta 4Recovery II, LLC

6.
Covanta 4Recovery Transfer Systems LLC (f/k/a TransRiver Transfer Systems LLC), a Delaware limited liability company
By its Sole Member Covanta 4Recovery, L.P. by its General Partner Covanta 4Recovery I, LLC and by its Limited Partners Covanta 4Recovery I, LLC and Covanta 4Recovery II, LLC

7.
Covanta 4Recovery Waste LLC (f/k/a TransRiver Waste LLC), a Delaware limited liability company
By its Sole Member Covanta 4Recovery, L.P. by its General Partner Covanta 4Recovery I, LLC and by its Limited Partners Covanta 4Recovery I, LLC and Covanta 4Recovery II, LLC

8.	Covanta Abington Transfer Solutions LLC, a Delaware limited liability company By its Sole Member Covanta ES, Inc.
9.	Covanta Alexandria/Arlington, Inc., a Virginia corporation
10.
Covanta ARC Company, a Delaware general partnership
By its General Partners Covanta Ref-Fuel Management LLC and Covanta Ref-Fuel Management II, LLC
By its Managing Partner Covanta Ref-Fuel Management LLC

11.	Covanta ARC Holdings, LLC, a Delaware limited liability company By its Sole Member Covanta Energy Corporation
12.	Covanta ARC LLC, a Delaware limited liability company By its Sole Member Covanta Ref-Fuel Holdings LLC
13.	Covanta B-3, LLC, a New York limited liability company By its Sole Member and Manager Covanta Berkshire Operations, Inc.
14.	Covanta Berkshire Holdings, Inc., a New York corporation
15.	Covanta Berkshire Operations, Inc., a New York corporation
16.	Covanta Camden GP, LLC, a Delaware limited liability company By its Sole Member Covanta Energy Corporation
17.	Covanta Company of SEMASS, L.P., a Delaware Limited Partnership By its Managing Partner Covanta Operations of SEMASS LLC
18.	Covanta Dade Metals Recovery LLC, a Florida limited liability company By its Sole Member Covanta Pasco, Inc.
19.	Covanta Energy Americas, Inc., a Delaware corporation
20.	Covanta Energy Group, Inc., a Delaware corporation
21.	Covanta Energy Marketing LLC, a Delaware limited liability company By its Sole Member Covanta Energy Corporation
22.	Covanta Energy Resource Corp., a Delaware corporation
23.	Covanta Energy Services, Inc., a Delaware corporation

24.	Covanta Engineering Services, Inc., a New Jersey corporation
25.	Covanta ES, Inc., a Delaware corporation
26.	Covanta Fairfax, Inc., a Virginia corporation
27.	Covanta Harrisburg, Inc., a Delaware corporation
28.	Covanta Haverhill, Inc., a Massachusetts corporation
29.	Covanta Haverhill Associates, a Massachusetts general partnership By its General Partner and Managing Venturer Covanta Haverhill, Inc.
30.	Covanta Haverhill Properties, Inc., a Massachusetts corporation
31.	Covanta Hawaii Energy LLC, a Hawaii limited liability company By its Sole Member Covanta Projects of Hawaii, Inc.
32.	Covanta Hempstead Company, a New York general partnership By its General Partners Covanta Hempstead LLC and Covanta Hempstead II, LLC By its Managing Partner Covanta Hempstead LLC
33.	Covanta Hempstead II, LLC, a Delaware limited liability company By its Sole Member Covanta Hempstead LLC
34.	Covanta Hempstead LLC, a Delaware limited liability company By its Sole Member Covanta ARC LLC
35.	Covanta Hennepin Energy Resource Co., Limited Partnership, a Delaware limited partnership By its General Partner Covanta Energy Resource Corp.
36.	Covanta Hillsborough, Inc., a Florida corporation
37.	Covanta Honolulu Resource Recovery Venture, a Hawaii General Partnership By its General Partners and Executive Committee Covanta Oahu Waste Energy Recovery, Inc. and Covanta Projects of Hawaii Inc.
38.	Covanta Hudson Valley Renewable Energy LLC, a Delaware limited liability company By its Sole Member Covanta ES, Inc.
39.	Covanta Huntsville, Inc., an Alabama corporation
40.	Covanta Indianapolis, Inc., an Indiana corporation
41.	Covanta Kent, Inc., a Michigan corporation
42.	Covanta Lake II, Inc., a Florida corporation
43.	Covanta Lancaster, Inc., a Pennsylvania corporation
44.	Covanta Lee, Inc., a Florida corporation
45.	Covanta Long Beach Renewable Energy Corp., a Delaware corporation
46.	Covanta Long Island, Inc., a Delaware corporation
47.	Covanta MacArthur Renewable Energy, Inc., a New York corporation
48.	Covanta Marion Land Corp., an Oregon corporation
49.	Covanta Marion, Inc., an Oregon corporation
50.	Covanta Mid-Conn, Inc., a Connecticut corporation
51.	Covanta Montgomery, Inc., Maryland corporation
52.	Covanta Niagara LLC, a Delaware limited liability company By its Sole Member Covanta ARC LLC
53.	Covanta Niagara II, LLC, a Delaware limited liability company By its Sole Member Covanta Niagara LLC
54.	Covanta Niagara, L.P., a Delaware limited partnership By its Managing Partner Covanta Niagara LLC
55.	Covanta Oahu Waste Energy Recovery, Inc., a California corporation
56.	Covanta Omega Lease, Inc., a Delaware corporation
57.	Covanta Onondaga Operations, Inc., a Delaware corporation
58.	Covanta Operations of SEMASS LLC, a Delaware limited liability company By its Sole Member Covanta ARC LLC
59.	Covanta Operations of SEMASS II, LLC, a Delaware limited liability company By its Sole Member Covanta Operations of SEMASS LLC

60.	Covanta Operations of Union LLC, a New Jersey limited liability company By its Sole Members and Managers Covanta Projects, Inc. and Covanta Waste to Energy, LLC
61.	Covanta OPW Associates, Inc., a Connecticut corporation
62.	Covanta OPWH, Inc., a Delaware corporation
63.	Covanta Pasco, Inc., a Florida corporation
64.	Covanta Pittsfield, LLC, a New York limited liability company By its Sole Member and Manager Covanta Berkshire Operations, Inc.
65.	Covanta Plymouth Energy Corp., a Delaware corporation
66.	Covanta Plymouth GP Corp., a Delaware corporation
67.	Covanta Plymouth Investments Corp., a Delaware corporation
68.	Covanta Plymouth, Inc., a Delaware corporation
69.	Covanta Power International Holdings, Inc., a Delaware corporation
70.	Covanta Projects of Hawaii, Inc., a Hawaii corporation
71.	Covanta Projects of Wallingford, L.P., a Delaware limited partnership By its General Partner Covanta OPW Associates, Inc. By its Limited Partner Covanta Wallingford Associates, Inc.
72.	Covanta Projects, Inc., a Delaware corporation
73.	Covanta Ref-Fuel Finance LLC (f/k/a Ref-Fuel Corp.), a Delaware limited liability company By its Sole Member Covanta ARC Holdings, LLC
74.	Covanta Ref-Fuel Holdings LLC, a Delaware limited liability company By its Sole Members MSW Energy Hudson LLC and MSW Energy Erie LLC
75.	Covanta Ref-Fuel II LLC, a Delaware limited liability company By its Sole Member MSW Energy Holdings II LLC
76.	Covanta Ref-Fuel LLC (f/k/a Ref-Fuel LLC), a Delaware limited liability company By its Sole Member Covanta Ref-Fuel Finance, LLC
77.	Covanta Ref-Fuel Management II, LLC, a Delaware limited liability company By its Sole Member Covanta Ref-Fuel Management LLC
78.	Covanta Ref-Fuel Management LLC, a Delaware limited liability company By its Sole Member Covanta ARC LLC
79.	Covanta Renewable Fuels LLC, a Delaware limited liability company By its Sole Member Covanta Energy Corporation
80.	Covanta Research & Technology, LLC, a Delaware limited liability company By its Sole Member Covanta Energy Corporation
81.	Covanta RRS Holdings, Inc., a Delaware corporation
82.	Covanta SBR Associates, a Massachusetts general partnership By its Managing Partner Covanta Omega Lease, Inc.
83.	Covanta SECONN LLC, a Delaware limited liability company By its Sole Member Covanta ARC LLC
84.	Covanta SEMASS LLC, a Delaware limited liability company By its Sole Member Covanta ARC LLC
85.	Covanta SEMASS II, LLC, a Delaware limited liability company By its Sole Member Covanta SEMASS LLC
86.	Covanta SEMASS, L.P., a Delaware limited partnership By its Managing Partner Covanta Operations of SEMASS LLC
87.	Covanta Southeastern Florida Renewable Energy LLC, a Delaware limited liability company By its Sole Member Covanta Pasco, Inc.
88.	Covanta Stanislaus, Inc., a California corporation
89.
Covanta Sustainable Solutions, LLC (f/k/a Covanta Secure Services, LLC), a Delaware limited liability company
By its Sole Member Covanta 4Recovery, L.P. by its General Partner Covanta 4Recovery I, LLC and by its Limited Partners Covanta 4Recovery I, LLC and Covanta 4Recovery II, LLC

90.	Covanta Systems, LLC, a Delaware limited liability company By its Sole Member Covanta Waste to Energy, LLC
91.	Covanta Tulsa Renewable Energy, LLC, a Delaware limited liability company By its Sole Member Covanta Lancaster, Inc.
92.	Covanta Wallingford Associates, Inc., a Connecticut corporation
93.	Covanta Warren Energy Resources Co., Limited Partnership, a Delaware limited partnership By its General Partner Covanta Warren Holdings I, Inc.
94.	Covanta Warren Holdings I, Inc., a Virginia corporation
95.	Covanta Warren Holdings II, Inc., a California corporation
96.	Covanta Waste to Energy of Italy, Inc., a Delaware corporation
97.	Covanta Waste to Energy, LLC, a Delaware limited liability company By its Sole Member Covanta Projects, Inc.
98.	Covanta York Renewable Energy LLC, a Delaware limited liability company By its Sole Member and Manager Covanta ES, Inc.
99.	DSS Environmental, Inc., a New York corporation
100.	ECOvanta, LLC, a Delaware limited liability company By its Sole Member Covanta 4Recovery I, LLC
101.	Haverhill Power, LLC, a Delaware limited liability company By its Sole Member Covanta Haverhill, Inc.
102.	LMI, Inc., a Massachusetts corporation
103.	Mount Kisco Transfer Station, Inc., a New York corporation
104.	MSW Energy Erie, LLC, a Delaware limited liability company By its Sole Member and Manager MWS Energy Holdings LLC
105.	MSW Energy Finance Co. II, Inc., a Delaware corporation
106.	MSW Energy Finance Co., Inc., a Delaware corporation
107.	MSW Energy Holdings II LLC, a Delaware limited liability company By its Sole Member and Manager Covanta ARC Holdings, Inc.
108.	MSW Energy Holdings LLC, a Delaware limited liability company By its Sole Member and Managing Member Covanta ARC Holdings, Inc.
109.	MSW Energy Hudson LLC, a Delaware limited liability company By its Sole Member MSW Energy Holdings LLC
110.	MSW I Sub, LLC, a Delaware limited liability company By its Sole Member Covanta ARC Holdings, LLC
111.	Peabody Monofill Associates, Inc., a Massachusetts corporation
112.
Recycling Industries Transfer Station, LLC, a New York limited liability company
By its Sole Member and Manager Covanta 4Recovery, L.P. by its General Partner Covanta 4Recovery I, LLC and by its Limited Partners Covanta 4Recovery I, LLC and Covanta 4Recovery II, LLC

113.	SEMASS Partnership, a Massachusetts limited partnership By its Managing General Partner Covanta Company of SEMASS, L.P. By its Managing Partner Covanta SEMASS LLC

APPENDIX A-2

Revolving Commitments

Lender	Revolving Commitment	Pro Rata Share
Bank of America, N.A.	$97,000,000.00	9.700000%
Crédit Agricole Corporate and Investment Bank	$87,000,000.00	8.700000%
JPMorgan Chase Bank, N.A.	$87,000,000.00	8.700000%
RBS Citizens National Association	$75,000,000.00	7.500000%
TD Bank NA	$75,000,000.00	7.500000%
Union Bank NA	$75,000,000.00	7.500000%
Cobank ACB	$73,000,000.00	7.300000%
HSBC Bank USA, N.A.	$65,000,000.00	6.500000%
Sumitomo Mitsui Banking Corporation	$65,000,000.00	6.500000%
BBVA Compass Bank	$65,000,000.00	6.500000%
Branch Banking & Trust Company	$50,000,000.00	5.000000%
Capital One, National Association	$35,000,000.00	3.500000%
Barclays Bank PLC	$32,000,000.00	3.200000%
Morgan Stanley Senior Funding, Inc.	$32,000,000.00	3.200000%
Citibank, N.A.	$32,000,000.00	3.200000%
The Huntington National Bank	$30,000,000.00	3.000000%
Siemens Financial Services, Inc.	$25,000,000.00	2.500000%
Total	$1,000,000,000.00	100.000000%

EXHIBIT A
FORM OF ACKNOWLEDGMENT AND CONFIRMATION
1.    Reference is made to (i) the Second Amendment, dated as of March 21, 2014 (the “Second Amendment”) and (ii) the CREDIT AND GUARANTY AGREEMENT, dated as of March 28, 2012 (as amended by the First Amendment, dated as of March 12, 2013 and as it may be amended, restated, supplemented or otherwise modified from time to time, the “Existing Credit Agreement”) by and among COVANTA ENERGY CORPORATION, a Delaware corporation (the “Company”), COVANTA HOLDING CORPORATION, a Delaware corporation (“Holding”), certain subsidiaries of Company, as guarantors, the Lenders party thereto from time to time, BANK OF AMERICA, N.A., as Administrative Agent, Collateral Agent and Issuing Bank (the “Administrative Agent”), MORGAN STANLEY SENIOR FUNDING, INC., as Syndication Agent and BARCLAYS BANK PLC, CRÉDIT AGRICOLE CORPORATE AND INVESTMENT BANK and JPMORGAN CHASE BANK, N.A., as Co-Documentation Agents.
2.    The Existing Credit Agreement is being amended pursuant to the Second Amendment. Each of the parties hereto hereby agrees, with respect to each Credit Document to which it is a party:
(a)    all of its obligations, liabilities and indebtedness under such Credit Document shall remain in full force and effect on a continuous basis after giving effect to the Second Amendment; and
(b)    all of the Liens and security interests created and arising under such Credit Documents remain in full force and effect on a continuous basis, and the perfected status and priority of each such Lien and security interest continues in full force and effect on a continuous basis, unimpaired, uninterrupted and undischarged, after giving effect to the Second Amendment, as collateral security for its obligations, liabilities and indebtedness under the Existing Credit Agreement and under its guarantees in the Credit Documents.
3.    THIS ACKNOWLEDGMENT AND CONFIRMATION SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.
4.    This Acknowledgment and Confirmation may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single document. Delivery of an executed counterpart of a signature page of this Acknowledgment and Confirmation by telecopy or other electronic imaging means shall be effective as delivery of a manually executed counterpart of this Acknowledgment and Confirmation.
.

[rest of page intentionally left blank]

IN WITNESS WHEREOF, the parties hereto have caused this Acknowledgement and Confirmation to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

COVANTA ENERGY CORPORATION, A DELAWARE CORPORATION, AND EACH OF ITS SUBSIDIARIES LISTED ON ANNEX A HERETO
By:______________________________
Name:
Title:

COVANTA HOLDING CORPORATION, A DELAWARE CORPORATION

By:______________________________
Name:
Title:

Signature Page - Acknowledgement and Confirmation

ANNEX A

1.	Camden County Energy Recovery Associates, L.P., a New Jersey limited partnership By its General Partner Covanta Camden GP, LLC
2.	Covanta 4Recovery I, LLC (f/k/a Covanta 4Recovery LLC), a Delaware limited liability company By its Sole Member Covanta ARC LLC
3.	Covanta 4Recovery II, LLC (f/k/a TransRiver II, LLC), a Delaware limited liability company By its Sole Member Covanta 4Recovery I, LLC
4.
Covanta 4Recovery, L.P. (f/k/a TransRiver Marketing Company, L.P.), a Delaware limited partnership
By its General Partner and Managing Partner Covanta 4Recovery I, LLC
By its Limited Partners Covanta 4Recovery I, LLC and Covanta 4Recovery II, LLC

5.
Covanta 4Recovery Philadelphia LLC, a Delaware limited liability company
By its Sole Member and Manager Covanta 4Recovery, L.P. by its General Partner Covanta 4Recovery I, LLC and by its Limited Partners Covanta 4Recovery I, LLC and Covanta 4Recovery II, LLC

6.
Covanta 4Recovery Transfer Systems LLC (f/k/a TransRiver Transfer Systems LLC), a Delaware limited liability company
By its Sole Member Covanta 4Recovery, L.P. by its General Partner Covanta 4Recovery I, LLC and by its Limited Partners Covanta 4Recovery I, LLC and Covanta 4Recovery II, LLC

7.
Covanta 4Recovery Waste LLC (f/k/a TransRiver Waste LLC), a Delaware limited liability company
By its Sole Member Covanta 4Recovery, L.P. by its General Partner Covanta 4Recovery I, LLC and by its Limited Partners Covanta 4Recovery I, LLC and Covanta 4Recovery II, LLC

8.	Covanta Abington Transfer Solutions LLC, a Delaware limited liability company By its Sole Member Covanta ES, Inc.
9.	Covanta Alexandria/Arlington, Inc., a Virginia corporation
10.
Covanta ARC Company, a Delaware general partnership
By its General Partners Covanta Ref-Fuel Management LLC and Covanta Ref-Fuel Management II, LLC
By its Managing Partner Covanta Ref-Fuel Management LLC

11.	Covanta ARC Holdings, LLC, a Delaware limited liability company By its Sole Member Covanta Energy Corporation
12.	Covanta ARC LLC, a Delaware limited liability company By its Sole Member Covanta Ref-Fuel Holdings LLC
13.	Covanta B-3, LLC, a New York limited liability company By its Sole Member and Manager Covanta Berkshire Operations, Inc.
14.	Covanta Berkshire Holdings, Inc., a New York corporation
15.	Covanta Berkshire Operations, Inc., a New York corporation
16.	Covanta Camden GP, LLC, a Delaware limited liability company By its Sole Member Covanta Energy Corporation
17.	Covanta Company of SEMASS, L.P., a Delaware Limited Partnership By its Managing Partner Covanta Operations of SEMASS LLC
18.	Covanta Dade Metals Recovery LLC, a Florida limited liability company By its Sole Member Covanta Pasco, Inc.
19.	Covanta Energy Americas, Inc., a Delaware corporation
20.	Covanta Energy Group, Inc., a Delaware corporation
21.	Covanta Energy Marketing LLC, a Delaware limited liability company By its Sole Member Covanta Energy Corporation
22.	Covanta Energy Resource Corp., a Delaware corporation
23.	Covanta Energy Services, Inc., a Delaware corporation
24.	Covanta Engineering Services, Inc., a New Jersey corporation

25.	Covanta ES, Inc., a Delaware corporation
26.	Covanta Fairfax, Inc., a Virginia corporation
27.	Covanta Harrisburg, Inc., a Delaware corporation
28.	Covanta Haverhill, Inc., a Massachusetts corporation
29.	Covanta Haverhill Associates, a Massachusetts general partnership By its General Partner and Managing Venturer Covanta Haverhill, Inc.
30.	Covanta Haverhill Properties, Inc., a Massachusetts corporation
31.	Covanta Hawaii Energy LLC, a Hawaii limited liability company By its Sole Member Covanta Projects of Hawaii, Inc.
32.	Covanta Hempstead Company, a New York general partnership By its General Partners Covanta Hempstead LLC and Covanta Hempstead II, LLC By its Managing Partner Covanta Hempstead LLC
33.	Covanta Hempstead II, LLC, a Delaware limited liability company By its Sole Member Covanta Hempstead LLC
34.	Covanta Hempstead LLC, a Delaware limited liability company By its Sole Member Covanta ARC LLC
35.	Covanta Hennepin Energy Resource Co., Limited Partnership, a Delaware limited partnership By its General Partner Covanta Energy Resource Corp.
36.	Covanta Hillsborough, Inc., a Florida corporation
37.	Covanta Honolulu Resource Recovery Venture, a Hawaii General Partnership By its General Partners and Executive Committee Covanta Oahu Waste Energy Recovery, Inc. and Covanta Projects of Hawaii Inc.
38.	Covanta Hudson Valley Renewable Energy LLC, a Delaware limited liability company By its Sole Member Covanta ES, Inc.
39.	Covanta Huntsville, Inc., an Alabama corporation
40.	Covanta Indianapolis, Inc., an Indiana corporation
41.	Covanta Kent, Inc., a Michigan corporation
42.	Covanta Lake II, Inc., a Florida corporation
43.	Covanta Lancaster, Inc., a Pennsylvania corporation
44.	Covanta Lee, Inc., a Florida corporation
45.	Covanta Long Beach Renewable Energy Corp., a Delaware corporation
46.	Covanta Long Island, Inc., a Delaware corporation
47.	Covanta MacArthur Renewable Energy, Inc., a New York corporation
48.	Covanta Marion Land Corp., an Oregon corporation
49.	Covanta Marion, Inc., an Oregon corporation
50.	Covanta Mid-Conn, Inc., a Connecticut corporation
51.	Covanta Montgomery, Inc., Maryland corporation
52.	Covanta Niagara LLC, a Delaware limited liability company By its Sole Member Covanta ARC LLC
53.	Covanta Niagara II, LLC, a Delaware limited liability company By its Sole Member Covanta Niagara LLC
54.	Covanta Niagara, L.P., a Delaware limited partnership By its Managing Partner Covanta Niagara LLC
55.	Covanta Oahu Waste Energy Recovery, Inc., a California corporation
56.	Covanta Omega Lease, Inc., a Delaware corporation
57.	Covanta Onondaga Operations, Inc., a Delaware corporation
58.	Covanta Operations of SEMASS LLC, a Delaware limited liability company By its Sole Member Covanta ARC LLC
59.	Covanta Operations of SEMASS II, LLC, a Delaware limited liability company By its Sole Member Covanta Operations of SEMASS LLC

60.	Covanta Operations of Union LLC, a New Jersey limited liability company By its Sole Members and Managers Covanta Projects, Inc. and Covanta Waste to Energy, LLC
61.	Covanta OPW Associates, Inc., a Connecticut corporation
62.	Covanta OPWH, Inc., a Delaware corporation
63.	Covanta Pasco, Inc., a Florida corporation
64.	Covanta Pittsfield, LLC, a New York limited liability company By its Sole Member and Manager Covanta Berkshire Operations, Inc.
65.	Covanta Plymouth Energy Corp., a Delaware corporation
66.	Covanta Plymouth GP Corp., a Delaware corporation
67.	Covanta Plymouth Investments Corp., a Delaware corporation
68.	Covanta Plymouth, Inc., a Delaware corporation
69.	Covanta Power International Holdings, Inc., a Delaware corporation
70.	Covanta Projects of Hawaii, Inc., a Hawaii corporation
71.	Covanta Projects of Wallingford, L.P., a Delaware limited partnership By its General Partner Covanta OPW Associates, Inc. By its Limited Partner Covanta Wallingford Associates, Inc.
72.	Covanta Projects, Inc., a Delaware corporation
73.	Covanta Ref-Fuel Finance LLC (f/k/a Ref-Fuel Corp.), a Delaware limited liability company By its Sole Member Covanta ARC Holdings, LLC
74.	Covanta Ref-Fuel Holdings LLC, a Delaware limited liability company By its Sole Members MSW Energy Hudson LLC and MSW Energy Erie LLC
75.	Covanta Ref-Fuel II LLC, a Delaware limited liability company By its Sole Member MSW Energy Holdings II LLC
76.	Covanta Ref-Fuel LLC (f/k/a Ref-Fuel LLC), a Delaware limited liability company By its Sole Member Covanta Ref-Fuel Finance, LLC
77.	Covanta Ref-Fuel Management II, LLC, a Delaware limited liability company By its Sole Member Covanta Ref-Fuel Management LLC
78.	Covanta Ref-Fuel Management LLC, a Delaware limited liability company By its Sole Member Covanta ARC LLC
79.	Covanta Renewable Fuels LLC, a Delaware limited liability company By its Sole Member Covanta Energy Corporation
80.	Covanta Research & Technology, LLC, a Delaware limited liability company By its Sole Member Covanta Energy Corporation
81.	Covanta RRS Holdings, Inc., a Delaware corporation
82.	Covanta SBR Associates, a Massachusetts general partnership By its Managing Partner Covanta Omega Lease, Inc.
83.	Covanta SECONN LLC, a Delaware limited liability company By its Sole Member Covanta ARC LLC
84.	Covanta SEMASS LLC, a Delaware limited liability company By its Sole Member Covanta ARC LLC
85.	Covanta SEMASS II, LLC, a Delaware limited liability company By its Sole Member Covanta SEMASS LLC
86.	Covanta SEMASS, L.P., a Delaware limited partnership By its Managing Partner Covanta Operations of SEMASS LLC
87.	Covanta Southeastern Florida Renewable Energy LLC, a Delaware limited liability company By its Sole Member Covanta Pasco, Inc.
88.	Covanta Stanislaus, Inc., a California corporation
89.
Covanta Sustainable Solutions, LLC (f/k/a Covanta Secure Services, LLC), a Delaware limited liability company
By its Sole Member Covanta 4Recovery, L.P. by its General Partner Covanta 4Recovery I, LLC and by its Limited Partners Covanta 4Recovery I, LLC and Covanta 4Recovery II, LLC

90.	Covanta Systems, LLC, a Delaware limited liability company By its Sole Member Covanta Waste to Energy, LLC
91.	Covanta Tulsa Renewable Energy, LLC, a Delaware limited liability company By its Sole Member Covanta Lancaster, Inc.
92.	Covanta Wallingford Associates, Inc., a Connecticut corporation
93.	Covanta Warren Energy Resources Co., Limited Partnership, a Delaware limited partnership By its General Partner Covanta Warren Holdings I, Inc.
94.	Covanta Warren Holdings I, Inc., a Virginia corporation
95.	Covanta Warren Holdings II, Inc., a California corporation
96.	Covanta Waste to Energy of Italy, Inc., a Delaware corporation
97.	Covanta Waste to Energy, LLC, a Delaware limited liability company By its Sole Member Covanta Projects, Inc.
98.	Covanta York Renewable Energy LLC, a Delaware limited liability company By its Sole Member and Manager Covanta ES, Inc.
99.	DSS Environmental, Inc., a New York corporation
100.	ECOvanta, LLC, a Delaware limited liability company By its Sole Member Covanta 4Recovery I, LLC
101.	Haverhill Power, LLC, a Delaware limited liability company By its Sole Member Covanta Haverhill, Inc.
102.	LMI, Inc., a Massachusetts corporation
103.	Mount Kisco Transfer Station, Inc., a New York corporation
104.	MSW Energy Erie, LLC, a Delaware limited liability company By its Sole Member and Manager MWS Energy Holdings LLC
105.	MSW Energy Finance Co. II, Inc., a Delaware corporation
106.	MSW Energy Finance Co., Inc., a Delaware corporation
107.	MSW Energy Holdings II LLC, a Delaware limited liability company By its Sole Member and Manager Covanta ARC Holdings, Inc.
108.	MSW Energy Holdings LLC, a Delaware limited liability company By its Sole Member and Managing Member Covanta ARC Holdings, Inc.
109.	MSW Energy Hudson LLC, a Delaware limited liability company By its Sole Member MSW Energy Holdings LLC
110.	MSW I Sub, LLC, a Delaware limited liability company By its Sole Member Covanta ARC Holdings, LLC
111.	Peabody Monofill Associates, Inc., a Massachusetts corporation
112.
Recycling Industries Transfer Station, LLC, a New York limited liability company
By its Sole Member and Manager Covanta 4Recovery, L.P. by its General Partner Covanta 4Recovery I, LLC and by its Limited Partners Covanta 4Recovery I, LLC and Covanta 4Recovery II, LLC

113.	SEMASS Partnership, a Massachusetts limited partnership By its Managing General Partner Covanta Company of SEMASS, L.P. By its Managing Partner Covanta SEMASS LLC